UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-06                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-7 Mortgage Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among GS Mortgage Securities Corporation, as depositor, Bank of America N.A. and Bank One as servicers, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-7
Mortgage Pass-Through Certificates, Series 2002-7
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 30, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002



                                            GSR MORTGAGE LOAN TRUST 2002-7
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_1       134,575,000.00              0.00             0.00           0.00            0.00    0.00       0.00                0.00
A_2        50,331,000.00     19,864,679.80    19,864,679.80      49,380.28   19,914,060.08    0.00       0.00                0.00
A_3       261,715,000.00    261,715,000.00    24,153,040.39   1,042,061.89   25,195,102.28    0.00       0.00      237,561,959.61
B1          4,101,000.00      4,079,323.82         5,613.72      17,344.41       22,958.13    0.00       0.00        4,073,710.10
B2          1,823,000.00      1,813,364.38         2,495.44       8,088.04       10,583.48    0.00       0.00        1,810,868.94
B3          1,139,000.00      1,132,979.71         1,559.14       5,666.52        7,225.66    0.00       0.00        1,131,420.57
B4            684,000.00        680,384.66           936.30       3,821.42        4,757.72    0.00       0.00          679,448.36
B5            456,000.00        453,589.78           624.20       2,547.61        3,171.81    0.00       0.00          452,965.58
B6            911,733.00        906,913.96         1,248.04       5,093.74        6,341.78    0.00       0.00          905,665.92
R1                100.00              0.00             0.00           0.01            0.01    0.00       0.00                0.00
R2                100.00              0.00             0.00           0.01            0.01    0.00       0.00                0.00
TOTALS    455,735,933.00    290,646,236.11    44,030,197.03   1,134,003.93   45,164,200.96    0.00       0.00      246,616,039.08

X         453,684,000.00    288,605,347.72             0.00     498,427.70      498,427.70       0.00       0.00   244,577,959.23
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A_1   36228FEZ5          0.00000000       0.00000000     0.00000000      0.00000000      0.00000000      A_1      2.502000 %
A_2   36228FFA9        394.68080904     394.68080904     0.98111065    395.66191969      0.00000000      A_2      2.983000 %
A_3                  1,000.00000000      92.28756621     3.98166666     96.26923287    907.71243379      A_3      4.778000 %
B1    36228FFD3        994.71441600       1.36886613     4.22931236      5.59817849    993.34554987      B1       5.102144 %
B2    36228FFE1        994.71441580       1.36886451     4.43666484      5.80552935    993.34555129      B2       5.352288 %
B3    36228FFF8        994.71440737       1.36886743     4.97499561      6.34386304    993.34553995      B3       6.001717 %
B4    36228FFG6        994.71441520       1.36885965     5.58687135      6.95573099    993.34555556      B4       6.739870 %
B5    36228FFH4        994.71442982       1.36885965     5.58686404      6.95572368    993.34557018      B5       6.739870 %
B6    36228FFJ0        994.71441749       1.36886567     5.58687686      6.95574253    993.34555182      B6       6.739870 %
R1    36228FFK7          0.00000000       0.00000000     0.10000000      0.10000000      0.00000000      R1       6.739870 %
R2    36228FFL5          0.00000000       0.00000000     0.10000000      0.10000000      0.00000000      R2       6.739870 %
TOTALS                 637.75141494      96.61339790     2.48829168     99.10168957    541.13801705

X     36228FFC5        636.13737253       0.00000000     1.09862305      1.09862305    539.09319974      X        2.072426 %
-----------------------------------------------------------------------------------------------------    ---------------------------
    * Please Note That X is a Notional Balance

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                   246,616,039.96
Sec. 4.01(c)    Available Distribution                                                                           45,662,628.66
                                        Principal Distribution Amount                                               399,969.85
                                        Principal Prepayment Amount                                              43,630,227.19

Sec. 4.01(e)    Principal Prepayments
                                        Class A_1
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class A_2
                                                              Payoffs in Full                                    19,590,508.74
                                                              Partial Principal Prepayments                          99,300.03
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class A_3
                                                              Payoffs in Full                                    23,819,681.64
                                                              Partial Principal Prepayments                         120,736.78
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class B1
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class B2
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class B3
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class B4
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class B5
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00
                                        Class B6
                                                              Payoffs in Full                                             0.00
                                                              Partial Principal Prepayments                               0.00
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Repurchased Principal                                       0.00


Sec. 4.01(f)    Interest Payment
                                        Class A_1
                                                              Accrued and Paid for Current Month                          0.00
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A_2
                                                              Accrued and Paid for Current Month                     49,380.28
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A_3
                                                              Accrued and Paid for Current Month                  1,042,061.89
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class X
                                                              Accrued and Paid for Current Month                    498,427.70
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                     17,344.41
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                      8,088.04
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                      5,666.52
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                      3,821.42
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                      2,547.61
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                      5,093.74
                                                              Accrued and Paid from Prior Months                          0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                           60,652.36
                                        Trustee Fee Paid                                                              1,816.54

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                               557
                                        Balance of Outstanding Mortgage Loans                                   246,616,039.96

Sec. 4.01(l)                            Number and Balance of Delinquent Loans
                                         Group Totals
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        30-59 days                      0                     0.00                  0.00 %
                                        60-89 days                      0                     0.00                  0.00 %
                                        90+days                         0                     0.00                  0.00 %
                                         Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                            Number and Balance of REO Loans
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(l)                            Number and Balance of Loans in Bankruptcy

                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(m)                            Number and Balance of Loans in Foreclosure
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                  399,969.85
                                                              Payoffs                                           43,410,190.38
                                                              Prepayments                                          220,036.81
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Realized Losses                                            0.00

                                                              Realized Losses                                            0.00
                                                              Realized Gains                                             0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                   0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                   0.00
                                                              Class A2                                                   0.00
                                                              Class A3                                                   0.00
                                                              Class X                                                    0.00
                                                              Class B1                                                   0.00
                                                              Class B2                                                   0.00
                                                              Class B3                                                   0.00
                                                              Class B4                                                   0.00
                                                              Class B5                                                   0.00
                                                              Class B6                                                   0.00

Sec. 4.01(s)
                                        Senior Percentage                                                         96.880000 %
                                        Senior Prepayment Percentage                                             100.000000 %
                                        Subordinate Percentage                                                     3.120000 %
                                        Subordinate Prepayment Percentage                                          0.000000 %

Aggregate
                                        Scheduled Principal                                                        399,969.85
                                        Unscheduled Principal                                                   43,630,227.19
                                        Beginning Balance                                                      290,646,237.00
                                        Ending Balance                                                         246,616,039.96
                                        Net Wac                                                                       6.73987
                                        Weighted Averge Maturity                                                    308.00000
Groups
                                        Net Wac Group 1                                                               6.73987
                                        Wam Group 1                                                                    308.00





                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.